Q4 and Full Year 2020 Results

A leading healthcare technology company with a complete suite of proprietary, cloud-based solutions for healthcare providers

NASDAQ Global Market: MTBC, MTBCP

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “goals”, “intend”, “likely”, “may”, “might”, “plan”, “potential”, “predict”, “project”, “should”, “will” or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry’s) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating the recent acquisitions of Meridian Medical Management, CareCloud Corporation, and other acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan and Sri Lanka in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and Stephen Snyder as Chief Executive Officer, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our Series A Preferred Stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from the recent spread of the Covid-19 pandemic and the impact it may have on our operations, the demand for our services, and economic activity in general; and
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in the Appendix to this presentation. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investor Relations section of our web site at ir.mtbc.com.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Hosts for MTBC Fourth Quarter 2020 Earnings Call

Mahmud Haq	Executive Chairman
Stephen Snyder	Chief Executive Officer
A. Hadi Chaudhry	President
Bill Korn	Chief Financial Officer
Kim Blanche	General Counsel

2020 Full Year in Review

63% Revenue Growth

34% Adjusted EBITDA Growth

↑ Largest Acquisitions

↑ Product Portfolio

100% Sales Bookings Growth

200% Increase in Providers

(Percent change reflects 2019 to 2020)

MTBC Brand Merger

CareCloud


MIPS PERFORMANCE
Quality
Cost
IA
DIAGNOSES
M19.029
Primary Osteoarthritis
Uns Elbow
TUES
12

2020 Acquisitions

CareCloud

breeze


TUES
12
DIAGNOSES
M19.029

- Award-winning, **enterprise-grade cloud platform** and business services for medical groups nationwide, offering:
  - **Revenue cycle management**
  - **Practice management**
  - **Electronic health record**
  - **Patient experience management software and solutions**

MERIDIAN MEDICAL MANAGEMENT

VertexDr®

PrecisionBI®

ORIGIN Healthcare Solutions

- Leading healthcare technology and RCM solutions provider to large, complex, multi-specialty physician groups, prestigious healthcare systems, and national healthcare IT vendors
- Former GE Healthcare IT company
- Robust **robotic process automation** business line
- Proprietary, **cloud-based business intelligence software**

Robust Solution Driving Growth


Practice Management Software
Electronic Health Records
Revenue Cycle Management
Patient Experience Management
Cloud-based Software & Services
App Ecosystem
Telemedicine Solutions
Business Intelligence
Mobile Apps
Robotic Process Automation
Third-Party Apps
Additional Business Services
Medical Coding
Contracting & Credentialing
Group Purchasing Organization
Practice Management Services
On-Demand Workforce
Workforce Extension
Product Development
Technology Services

2020 Highlights



Revenue
+63%
$64.4
$105.1
FY 2019
FY 2020



Net loss
- $7.9 M
($0.9)
($8.8)
FY 2019
FY 2020



Adjusted EBITDA
+ 34%
$8.1
$10.9
FY 2019
FY 2020



Adjusted net income + 26%
$6.7
$8.5
FY 2019
FY 2020

Increase in GAAP net loss primarily due to $6.5 million increase in non-cash amortization expense from CareCloud and Meridian acquisitions and $3.3 million increase in stock based compensation expense

($ in millions. Percent change reflects 2019 to 2020)

See reconciliations of non-GAAP results in the Appendix

Q4 2020 Highlights


Revenue
+103%
$15.8
$32.0
Q4 2019
Q4 2020


Net income
- $0.1 M
$0.3
$0.2
Q4 2019
Q4 2020


Adjusted EBITDA
+105%
$2.8
$5.7
Q4 2019
Q4 2020


Adjusted net income +103%
$2.4
$4.9
Q4 2019
Q4 2020

GAAP net income includes $2.5 million of non-cash amortization expense and $1.6 million in stock based compensation expense

($ in millions. Percent change reflects 2019 to 2020)

See reconciliations of non-GAAP results in the Appendix

Margins Typically Rebound a Few Quarters After Major Acquisitions


50%
40%
30%
20%
10%
0%
(10%)
Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020
Gross margin: 36% 46% 44% 51% 46% 50% 31% 40% 38% 34% 42% 45% 41% 37% 39% 43%
Adjusted EBITDA margin: (4%) 6% 8% 18% 12% 18% 12% 23% 16% 11% 21% 25% 6% 4% 16% 22%
Gross margin
Adjusted EBITDA margin
MediGain
October 2016
ORION HEALTHCORP
July 2018
Etransmedia
April 2019
CareCloud
January 2020
MERIDIAN MEDICAL MANAGEMENT
June 2020

Excludes practice management segment, which generated $12 M of revenue during 2020

Revenue Growth 2017 – 2020 plus 2021 Guidance



($ in millions)
2017-2021 CAGR: 44%
$31.8
$50.5
$64.4
$105.1
$133-137
2020 – 2021:
27% – 30% growth
Range
Guidance
Actual
2017
2018
2019
2020
2021
Guidance

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

Adjusted EBITDA Growth 2017 – 2020 plus 2021 Guidance


($ in millions)
2017-2021 CAGR: 79%
$2.3
$4.8
$8.1
$10.9
$22-25
2020 – 2021:
102% – 130% growth
2017
2018
2019
2020
2021
Guidance
Range
Guidance
Actual

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

See reconciliations of non-GAAP results in the Appendix

Thank You


NASDAQ: MTBC
$12.99
Company Overview

Corporate Website	www.mtbc.com
Investor Relations	ir.mtbc.com
Investor Inquiries	Bill Korn, CFO *bkorn@mtbc.com* Matt Kreps, Darrow IR *mkreps@darrowir.com* *(214) 597-8200*

Appendix



Non-GAAP Financial Measures Reconciliation

MTBC

($000s) Adjusted EBITDA	2017	2018	2019	2020	Q4 2019	Q4 2020
Net (loss) income	**$ (5,565)**	**$ (2,138)**	**$ (872)**	**$ (8,813)**	**$ 332**	**$ 155**
Provision (benefit) for income taxes	68	(157)	193	103	91	85
Net interest expense	1,307	250	121	446	39	94
Foreign exchange / other expense	(249)	(435)	827	71	419	88
Stock-based compensation expense	1,487	2,464	3,215	6,502	891	1,551
Depreciation and amortization	4,300	2,854	3,006	9,905	598	2,961
Transaction and integration costs	515	1,891	1,736	2,694	333	985
Restructuring, impairment & unoccupied lease charges	276	-	219	963	83	282
Change in contingent consideration	152	73	(344)	(1,000)	-	(500)
Adjusted EBITDA	**$ 2,291**	**$ 4,802**	**$ 8,101**	**$ 10,871**	**$ 2,786**	**$ 5,701**

($000s) Adjusted Net Income	2017	2018	2019	2020	Q4 2019	Q4 2020
Net (loss) income	**$ (5,565)**	**$ (2,138)**	**$ (872)**	**$ (8,813)**	**$ 332**	**$ 155**
Foreign exchange / other expense	(249)	(435)	827	71	419	88
Stock-based compensation expense	1,487	2,464	3,215	6,502	891	1,551
Amortization of purchased intangible assets	3,393	1,828	1,877	8,127	328	2,376
Transaction and integration costs	515	1,891	1,736	2,694	333	985
Restructuring, impariment & unoccupied lease charges	276	-	219	963	83	282
Change in contingent consideration	152	73	(344)	(1,000)	-	(500)
Income tax expense (benefit) related to goodwill	27	(208)	80	(85)	50	8
Non-GAAP Adjusted Net Income	**$ 36**	**$ 3,475**	**$ 6,738**	**$ 8,459**	**$ 2,436**	**$ 4,945**